Exhibit 10.2

CONFORMED COPY

AMENDMENT AND RESTATEMENT AGREEMENT

DATED 16th January, 2004

BETWEEN

UPC DISTRIBUTION HOLDING B.V.

and

UPC FINANCING PARTNERSHIP

as Borrowers

and

THE COMPANIES LISTED IN SCHEDULE 1

as Guarantors

with

TD BANK EUROPE LIMITED

and

TORONTO DOMINION (TEXAS), INC.

as Facility Agents

relating to a CREDIT AGREEMENT

originally dated 26th October, 2000

LONDON

CONTENTS

Clause

1.	Interpretation
2.	Amendments
3.	Representations and Warranties
4.	Miscellaneous
5.	Counterparts
6.	Governing law

Schedules

1.	Guarantors
2.	Conditions precedent documents
3.	Restated Credit Agreement

Signatories

THIS AGREEMENT is dated 16th January, 2004 between:

(1)           UPC DISTRIBUTION HOLDING B.V. (UPC Distribution) and UPC FINANCING PARTNERSHIP (the US Borrower) as Borrowers;

(2)           THE COMPANIES whose names and addresses are set out in Schedule 1 (Guarantors) as Guarantors; and

(3)           TD BANK EUROPE LIMITED and TORONTO DOMINION (TEXAS), INC. as Facility Agents.

BACKGROUND

(A)          This Agreement is supplemental to and amends a credit agreement originally dated 26th October, 2000, as amended from time to time, between, among others, the Borrowers, the Guarantors and the Facility Agents (the Credit Agreement).

(B)           The Majority Lenders (as defined in the Credit Agreement) have consented to the amendments to the Credit Agreement contemplated by this Agreement.  Accordingly, the Facility Agents are authorised to execute this Agreement on behalf of the Finance Parties.

IT IS AGREED as follows:

1.             INTERPRETATION

1.1          Definitions

In this Agreement:

Amended and Restated Security Deed means the Security Deed as amended and restated on or about the date of this Agreement.

Amendment Fee Letter means the letter between the Facility Agent and UPC Distribution dealing with the amendment fees payable to the Lenders in connection with this Agreement.

Effective Date has the meaning given to it in Clause 2(b) (Amendments).

New Facility Agent means TD Bank Europe Limited in its capacity as facility agent under the New Facility Agreement.

New Facility Agreement means the €1,072,000,000 senior secured credit agreement between, among others, the New Facility Agent and UPC Distribution as borrower dated on or about the date of this Agreement.

1.2          Construction

(a)           Capitalised terms defined in the Credit Agreement as amended and restated in Schedule 3 to this Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.

(b)           The provisions of Clause 1.2 (Construction) of the Credit Agreement apply to this Agreement as though they were set out in full in this Agreement except that references to the Credit Agreement are to be construed as references to this Agreement.

2.             AMENDMENTS

(a)           The Credit Agreement will be amended, with effect from the Effective Date, so that it reads as if it were restated in the form set out in Schedule 3 (Restated Credit Agreement).

(b)           The amendments to be made to the Credit Agreement by this Agreement shall take effect on or from the later of the Allocation Date (as defined in the New Facility Agreement) or the date (the Effective Date) on which the Facility Agent notifies UPC Distribution, the Lenders and the New Facility Agent that it has received:

(i)            the documents and evidence set out in Schedule 2, in each case in form and substance satisfactory to it or, as the case may be, that the requirement to provide any of such documents or evidence has been waived by the Majority Banks; and

(ii)           confirmation by the New Facility Agent that all of the conditions set out in clause 4.1(b) (Documentary conditions precedent) of the New Facility Agreement have been satisfied.

(c)           The Facility Agent will confirm to UPC Distribution and the New Facility Agent as soon as practicable upon receiving all of the documents and evidence set out in Schedule 2, in each case in form and substance satisfactory to it, and the confirmation from the New Facility Agent referred to in paragraph b(ii) above.

3.             REPRESENTATIONS AND WARRANTIES

(a)           The representations and warranties set out in Clause 15 (Representations and Warranties) of the Credit Agreement (as amended and restated in Schedule 3 to this Agreement) (with the exception of Clauses 15.6 (Consents), 15.10 (Financial condition), 15.12 (Security Interests), 15.13(b) (Litigation and insolvency proceedings), 15.14 (Information), 15.15 (Tax liabilities), 15.16 (Ownership of assets), 15.20 (ERISA), 15.24 (US Borrower) and 15.25 (Dutch Banking Act)) are true and correct as if made on the date of this Agreement and on the Effective Date, with reference to the facts and circumstances then existing, and as if each reference to (i) the Finance Documents includes a reference to this Agreement and (ii) the Credit Agreement is a reference to the Credit Agreement as amended and restated by this Agreement.

(b)           The representations and warranties set out in Clause 15.25 (Dutch Banking Act) of the Credit Agreement are true and correct on the dates specified therein.

(c)           UPC Distribution represents and warrants to each Finance Party that:

(i)            there has been no material adverse change in the consolidated financial position of the Borrower Group (taken as a whole) since the date of the financial statements most recently provided under clause 16.2(a) (Financial Information) of the Credit Agreement which would or is reasonably likely to have a Material Adverse Effect; and

(ii)           each Obligor (other than the US Borrower) is part of the same fiscal unity for Dutch corporate income tax purposes.  The US Borrower is transparent for Dutch corporate income tax purposes and all the partners in the US Borrower are part of the fiscal unity for Dutch corporate income tax purposes as all the other Obligors.

4.             MISCELLANEOUS

(a)           This Agreement is a Finance Document.

(b)           Subject to the terms of this Agreement, the Credit Agreement will remain in full force and effect and the Credit Agreement and this Agreement will be read and construed as one document.

(c)           The Majority Lenders confirm that the Facility Agent is authorised to execute the New Facility Agreement on behalf of the Finance Parties solely for the purposes of giving the confirmation set out in clause 5.5 (Relationship between Facility D and the Existing Facility) thereof.

(d)           Each Obligor confirms:

(i)            that the Security Interests granted to the Beneficiaries pursuant to the Security Documents and its obligations under the Finance Documents shall continue and remain unaffected by the entry into this Agreement;

(ii)           in accordance with Article 1278 of the Belgian Civil Code, its duties and obligations under the share pledge listed in paragraph (i) of Schedule 7 (Security Documents) of the Existing Facility Agreement shall not be affected or impaired by the entry into of this Agreement and that this Agreement does not constitute a novation.

5.             COUNTERPARTS

This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts each of which, when executed and delivered shall constitute an original, but all the counterparts together shall constitute but one and the same Agreement.

6.             GOVERNING LAW

This Agreement is governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

GUARANTORS

Name	Address

UPC Financing Partnership	4643 South Ulster Street Suite 1300 Denver, Co 80237 United States

UPC Distribution Holding B.V.	Boeing Avenue 53 1119 PE Schiphol Rijk Amsterdam The Netherlands

UPC Holding II B.V.	Boeing Avenue 53 1119 PE Schiphol Rijk Amsterdam The Netherlands

UPC Holding B.V.	Boeing Avenue 53 1119 PE Schiphol Rijk Amsterdam The Netherlands

UPC France Holding B.V.	Boeing Avenue 53 1119 PE Schiphol Rijk Amsterdam The Netherlands

UPC Scandinavia Holding B.V.	Boeing Avenue 53 1119 PE Schiphol Rijk Amsterdam The Netherlands

Cable Network Austria Holding B.V.	Boeing Avenue 53 1119 PE Schiphol Rijk Amsterdam The Netherlands

Stipdon Investments B.V.	Boeing Avenue 53 1119 PE Schiphol Rijk Amsterdam The Netherlands

UPC Nederland B.V.	Boeing Avenue 53 1119 PE Schiphol Rijk Amsterdam The Netherlands

SCHEDULE 2

CONDITIONS PRECEDENT DOCUMENTS

1.             Constitutional Documents

(a)           A copy of the articles of association and certificate of incorporation of each Obligor (other than the US Borrower) and the partnership agreement in relation to the US Borrower or, if the Facility Agent already has a copy, a certificate of an authorised signatory of the relevant Obligor confirming that the copy in the Facility Agent’s possession is still correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

(b)           An extract of the registration in the trade register of the Dutch Chamber of Commerce of each Obligor established in The Netherlands.

2.             Authorisations

(a)           A copy of an extract of a resolution of the board of managing or supervisory directors (or equivalent) and, to the extent that a shareholders’ resolution is required under the constitutional documents of any Obligor established in The Netherlands, a copy of an extract of the shareholders’ resolution of each Obligor:

(i)            approving the terms of, and the transactions contemplated by, this Agreement, the Amended and Restated Security Deed and the Intercreditor Agreement and resolving that it execute the same; and

(ii)           authorising a specified person or persons to execute this Agreement, the Amended and Restated Security Deed and the Intercreditor Agreement on its behalf.

(b)           A specimen of the signature of each person authorised by the resolutions referred to in paragraph (a) above.

(c)           A certificate of an authorised signatory of each of UPC Distribution and the US Borrower respectively certifying that each copy of the documents specified in this Schedule 2 and supplied by UPC Distribution or the US Borrower (as the case may be) is a true copy and in full force and effect as at a date no earlier than the date of this Agreement.

(d)           Evidence that all of the requirements of Section 25 of the Netherlands Works Council Act (Wet op de Ondernemingsraden) in connection with the transactions contemplated by this Agreement have been complied with by each Obligor established in The Netherlands.

3.             Legal opinions

Legal opinions of Allen & Overy, London, Amsterdam and New York, legal advisers to the Lead Arrangers.

4.             Other documents

(a)           Duly executed copy of the New Facility Agreement, the New Security Deed, the Amended and Restated Security Deed and the Intercreditor Agreement.

(b)           A copy of (and of all applications for) any and all approvals, consents, licences, exemptions and other requirements of governmental and other authorities required for the entering into or performance of this Agreement to be entered into on or about the date of this Agreement by each party.

(c)           A copy of any other authorisation or other document, opinion or assurance which the Facility Agent has notified UPC Distribution is necessary in connection with the entry into and performance of, and the transactions contemplated by, this Agreement or for the validity and enforceability of this Agreement.

(d)           The Amendment Fee Letter duly executed by all parties thereto.

(e)           A copy of the Business Plan.

(f)            A copy of the amendment to the assignment agreement listed in paragraph 2 of Schedule 7 (Security Documents) of the Credit Agreement.

(g)           A copy of a securities account pledge between UPC Scandinavia Holding B.V., Fortis Bank (Nederland) N.V. and the Security Agent in relation to the shares in the capital of NBS Nordic Broadband Services AB.

(h)           UCC-1 Financing Statements duly executed by UPC Holding and UPC Holding II in relation to the Obligor Pledge of Shareholder Loans listed in paragraph 3(a) of Schedule of the Credit Agreement.

(i)            A copy of the amendment to the framework agreement between UPC Scandinavia Holding B.V. as lender and NBS Nordic Broadband Services A.B. as borrower.

SCHEDULE 3

RESTATED CREDIT AGREEMENT

SIGNATORIES

Borrowers

UPC DISTRIBUTION HOLDING B.V.

By:	/s/ JEREMY EVANS
JEREMY EVANS

/s/ DENNIS OKHUIJSEN
DENNIS OKHUIJSEN

UPC FINANCING PARTNERSHIP

By:	/s/ JEREMY EVANS
JEREMY EVANS

/s/ DENNIS OKHUIJSEN
DENNIS OKHUIJSEN

Guarantors

UPC DISTRIBUTION HOLDING B.V.

By:	/s/ JEREMY EVANS
JEREMY EVANS

/s/ DENNIS OKHUIJSEN
DENNIS OKHUIJSEN

UPC HOLDING II B.V.

By:	/s/ JEREMY EVANS
JEREMY EVANS

/s/ DENNIS OKHUIJSEN
DENNIS OKHUIJSEN

UPC FINANCING PARTNERSHIP

By:	/s/ JEREMY EVANS
JEREMY EVANS

/s/ DENNIS OKHUIJSEN
DENNIS OKHUIJSEN

UPC HOLDING B.V.

By:	/s/ JEREMY EVANS
JEREMY EVANS

/s/ DENNIS OKHUIJSEN
DENNIS OKHUIJSEN

UPC FRANCE HOLDING B.V.

By:	/s/ JEREMY EVANS
JEREMY EVANS

/s/ DENNIS OKHUIJSEN
DENNIS OKHUIJSEN

UPC SCANDINAVIA HOLDING B.V.

By:	/s/ JEREMY EVANS
JEREMY EVANS

/s/ DENNIS OKHUIJSEN
DENNIS OKHUIJSEN

CABLE NETWORK AUSTRIA HOLDING B.V.

By:	/s/ JEREMY EVANS
JEREMY EVANS

/s/ DENNIS OKHUIJSEN
DENNIS OKHUIJSEN

STIPDON INVESTMENTS B.V.

By:	/s/ JEREMY EVANS
JEREMY EVANS

/s/ DENNIS OKHUIJSEN
DENNIS OKHUIJSEN

UPC NEDERLAND N.V.

By:	/s/ JEREMY EVANS
JEREMY EVANS

/s/ DENNIS OKHUIJSEN
DENNIS OKHUIJSEN

Facility Agents

TD BANK EUROPE LIMITED

By:	/s/ RORY MCCARTHY
RORY MCCARTHY

TORONTO DOMINION (TEXAS), INC.

By:	/s/ RORY MCCARTHY
RORY MCCARTHY

(as attorney)